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                                                                    Exhibit 10.2
                              TRICORD SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                            (AS AMENDED MAY 10, 2001)

1. Purpose. The purpose of this Employee Stock Purchase Plan (the "Plan") is to advance the interests of Tricord Systems, Inc. (the "Company") and its shareholders by providing Employees of the Company and its Designated Subsidiaries (as defined in paragraph 2 (e) below) with an opportunity to acquire an ownership interest in the Company through the purchase of Common Stock of the Company on favorable terms through payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 as amended (the "Code"). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2. Definitions.

   (a) "Board" means the Board of Directors of the Company.

   (b) "Common Stock" means the common stock, par value $ .01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with paragraph 13 of the Plan.

   (c) "Committee" means the entity administering the Plan, as provided in paragraph 3 below.

   (d) "Compensation" means regular straight-time earnings, excluding all other amounts such as amounts attributable to overtime, shift premium, on-call premium, incentive compensation, bonuses and commissions (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code, as provided in paragraph 1 above.

   (e) "Designated Subsidiary" means a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

   (f) "Employee" means any person, including an officer, employed by the Company or one of its Designated Subsidiaries, exclusive of any such person whose customary employment with the Company or Designated Subsidiary is temporary or less than 20 hours per week.

   (g) "Enrollment Date" shall mean each of January 1, April 1, July 1 and October 1 of each year.

   (h) "Exchange Act" means the Securities Exchange Act of 1 934, as amended.

   (i) "Fair Market Value" means, with respect to the Common Stock, as of any date:
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      (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the average of the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

      (ii) if the Common Stock is not listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), the average of the closing bid and asked prices as of such date, as so reported by the National Quotation Bureau, Inc. (or such comparable reporting service); or

      (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in its sole discretion, but in a manner acceptable under Section 423 of the Code.

   (j) "Insider" means any Participant who is subject to Section 16 of the Exchange Act.

   (k) "Offering" means any of the offerings to Participants of options to purchase Common Stock under the Plan, each continuing for up to twelve months, as described in paragraph 5 below.

   (l) "Offering Date" means the date on which an Option is granted, as described in paragraph 8 below.

   (m) "Option" is defined in paragraph 8 below.

   (n) "Option Price" is defined in paragraph 8 below.

   (o) "Participant" means an eligible Employee who elects to participate in the Plan pursuant to paragraph 6 below.

   (p) "Securities Act" means the Securities Act of 1 933, as amended.

   (q) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

   (r) "Termination Date" means the last day of the period of an Offering under the Plan, as described in paragraph 5 below.

3. Administration. The Plan shall be administered by a committee appointed by the Board consisting solely of not less than two members of the Board who are "disinterested persons" as defined in Section 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162 of the Code. Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure

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of the Board, and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of the members and shall keep minutes of its meetings. Action of the Committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of the Committee's meetings and of its actions by written consent shall be kept with the corporate records of the Company. In accordance with and subject to the provisions of the Plan, the Committee shall have authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision or action in connection with construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

4. Eligibility.

   (a) Any Employee as defined in paragraph 2 above who is employed by the Company or a Designated Subsidiary as of any Enrollment Date shall be eligible to participate in the Plan commencing on the first Enrollment Date after the date on which an eligible Employee elects to become a Participant, subject to the limitations imposed by Section 423(b) of the Code.

   (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

      (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code, would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

      (ii) the rate at which the Employee has elected to have payroll deductions withheld under such option (pursuant to paragraph 7 below) would permit the Employee to purchase shares of Common Stock under all "employee stock purchase plan" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

5. Offerings. Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for 12 months, and each of which shall commence on April 1 of each year and terminate on the following March 31 (the "Termination Date"); provided, however, that the first Offering (but not subsequent Offerings) for an Employee who was not a Participant on the April 1 which immediately precedes the applicable Termination Date (or was a Participant on such date but subsequently withdrew his participation in the Plan pursuant to Section 11 hereof) shall continue only for the three, six or nine months commencing on the first Enrollment Date on which an Employee was a Participant during the applicable Offering and ending on the Termination Date. The first Offering under the Plan shall have an Offering Date of April 1, 1994, and a Termination Date of March 31, 1995.

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Offerings under the Plan shall continue until either (a) the Committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all eligible Employees, or (b) the Plan is terminated in accordance with paragraph 17 below.

6. Participation.

   (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the "Participation Form") and filing the Participation Form with the Company's Human Resource Department not less than 15 days before the Enrollment Date which commences the Offering in which the Participant wishes to participate. Employees with a hire date less than 15 days before an Enrollment Date will be eligible to file the Participant Form up to such Enrollment Date.

   (b) Except as provided in paragraph 7(a) below, payroll deductions for a Participant shall begin with the first payroll period beginning after the first Enrollment Date on which an Employee is a Participant, and shall continue until the termination date of the Plan, subject to earlier termination by the Participant as provided in paragraph 11 below or decreases by the Participant in the rate of payroll deductions as provided in paragraph 7(c) below.

7. Payroll Deductions.

   (a) By completing and filing a Participation Form, a Participant shall elect to have payroll deductions made from his total Compensation on each payday during the time he is a Participant in the Plan in such amount as he shall designate on the Participation Form at a rate equal to a whole percentage from 1% to 10% (rounded to the nearest whole dollar) of the Compensation that he would otherwise have received on such payday.

   (b) All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The monies represented by such account shall be held as part of the Company's general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such monies. Therefore, claims are subject to the general creditors of the Company. A Participant may not make any separate cash payment or contribution to such account.

   (c) No increases of the amount of payroll deductions for a Participant may be made during an Offering. Except as provided in the last sentence of this subparagraph, a Participant may decrease the rate of his payroll deductions under the Plan to a whole percentage of the Compensation that he would otherwise have received from 1% to 10% one time during each year. A Participant may elect such a decrease by completing an amended Participation Form and filing it with the Company's Human Resources Department not less than 15 days prior to the date as of which such decrease is to be effective.

   (d) A Participant may discontinue his participation in the Plan at any time as provided in paragraph 11 below.

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8. Grant of Option. On each April 1, each eligible Employee who is then a
Participant shall be granted (by operation of the Plan) an option (the "Option"); and an eligible Employee who becomes a Participant following April 1 shall be granted an option on the Enrollment Date which commences the first Offering in which an Employee has elected to participate (the date on which the Option is granted is referred to as the "Offering Date"). Such Option shall entitle the Participant to purchase (at the Option Price) on the Termination Date as many full shares of Common Stock as he will be able to purchase with the payroll deductions credited to his account during his participation in the Offering beginning on the applicable Offering Date. Notwithstanding the foregoing, in no event may the number of shares purchased by any Participant during an Offering exceed 5,000 shares of Common Stock. The option price per share of such shares, for each Option, (the "Option Price") shall be the lower of (a) 85% of the Fair Market Value of one share of Common Stock on the applicable Offering Date, or (b) 85% of the Fair Market Value of one share of Common Stock on the Termination Date.

9. Exercise of Option.

   (a) Unless a Participant gives written notice to the Company as provided in subparagraph 9(d) below or withdraws from the Plan pursuant to paragraph 11 below, his Option will be exercised automatically at the Termination Date of such Offering for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in his account on such Termination Date will purchase at the applicable Option Price.

   (b) A Participant may only purchase one or more full shares in connection with the automatic exercise of an Option granted for any Offering. That portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Termination Date of any Offering that is less than the purchase price of one full share will be returned to the participant following Offering. In no event will the balance refunded be equal to or greater than the purchase price of one share on the Termination Date of an Offering.

   (c) No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an Option until such Option has been exercised, at which point such interest shall be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery of such Common Stock in accordance with paragraph 10 below. During his lifetime, a Participant's Option is exercisable only by him.

   (d) By written notice to the Company prior to the Termination Date of any Offering, a Participant may elect, effective on such Termination Date,

      (i) withdraw all of the accumulated payroll deductions in his account as of the Termination Date (which withdrawal may, but need not, also constitute a notice of termination and withdrawal pursuant to paragraph 11(a), or

      (ii) exercise his Option for a specified number of full shares, not less than five, that is less than the number of full shares of Common Stock that the accumulated payroll deductions in his account will purchase on the Termination Date of the Offering at the applicable Option Price, and withdraw the balance in his payroll deduction account.

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10. Delivery. As promptly as practicable after the Termination Date of Offering, the Company will deliver to each Participant, as appropriate, either:

   (a) (i) a certificate representing the shares of Common Stock purchased upon exercise of his Option granted for such offering, registered in the name of the Participant or, if the Participant so directs on his Participation Form, in the names of the Participant and his spouse, and (ii) a check in the amount of the balance of any payroll deductions credited to his account that were not used for the purchase of Common Stock; or

   (b) if the Participant makes an election pursuant to paragraph 9(d) (i) for the Offering, a cash payment equal to the total of the payroll deductions credited to his account.

11. Withdrawal; Termination of Employment.

   (a) A Participant may terminate his participation in the Plan and withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to the Termination Date of an Offering, for such Offering, by giving written notice to the Company. Such notice shall state that the Participant wishes to terminate his involvement in the Plan, specify a termination date and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to his account will be paid to him as soon as practicable after the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of his notice of termination and withdrawal), and his Option for such Offering will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent Offering, except in accordance with a new Participation Form filed pursuant to paragraph 6 above.

   (b) Upon termination of a Participant's employment for any reason, including retirement or death, the payroll deductions accumulated in his account will be returned to him as soon as practicable after such termination or, in the case of his death, to the person or persons entitled thereto under paragraph 14 below, and his option will be automatically canceled. For purposes of the Plan, the termination date of employment shall be the Participant's last date of actual employment and shall not include any period during which such Participant receives any severance payments. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this subparagraph 11(b).

   (c) A Participant's termination and withdrawal pursuant to subparagraph 11(a) above will not have any effect upon his eligibility to participate in a subsequent Offering by completing and filing a new Participation Form pursuant to paragraph 6 above or in any similar plan that may hereafter be adopted by the Company; provided, however, that, unless otherwise permitted by the Committee in its sole discretion, a Participant who is an Insider may not participate in the Plan for at least six months after the effective date of his termination and withdrawal.

12. Interest. No interest shall accrue on a Participant's payroll deductions under the Plan.

13. Stock Subject to the Plan.

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   (a) The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in subparagraph (b) below. The shares to be sold to Participant's under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares of Common Stock that would otherwise be subject to Options granted pursuant to paragraph 8 above on any Termination Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner-as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable after the Termination Date of such Offering.

   (b) If any Option after any Common Stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Common Stock or the like occurring after the shareholders of the Company approve the Plan, the number of shares of Common Stock to which such option shall be applicable and the Option Price for such Common Stock shall be appropriately adjusted by the Company.

14. Designation of Beneficiary.

   (a) A Participant may file a written designation of a beneficiary who is to receive shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death at a time when cash or shares of Common Stock are held for his account.

   (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the company, then to such other person as the Company may designate.

15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in paragraph 14 above) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 11(a) above.

16.        Share Transfer Restrictions.

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   (a) Shares of Common Stock shall not be issued under the Plan unless such issuance is either registered under the Securities Act and applicable state securities laws or is exempt from such registrations.

   (b) Shares of Common Stock issued under the Plan may not be sold, assigned, transferred, pledged encumbered, or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws, or pursuant to exemptions from such registrations.

   (c) Notwithstanding any other provision of the Plan or any documents entered into pursuant to the Plan and except as permitted by the Committee in its sole discretion, any shares of Common Stock issued to a Participant who is an Insider may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of for a six-month period after the Termination Date of the offering with respect to which they were issued.

   (d) Each certificate representing shares of Common Stock issued under the Plan to an Insider shall be stamped with a legend in substantially the following form, unless the Committee, in its sole discretion, determines not to require such a legend:

THE SHARES BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF ON OR BEFORE (INSERT APPROPRIATE DATE) WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

17. Amendment or Termination. The Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Rule 1 6b-3 under the Exchange Act or any successor rule or Section 423 of the Code. The Committee also may terminate the Plan or the granting of options pursuant to the Plan at any time; provided however, that the Committee shall not have the right to modify, cancel, or amend any outstanding option granted pursuant to the Plan before such termination unless each Participant consents in writing to such modification, amendment or cancellation.

18. Notices. All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Company or by any other person designated' by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

19. Effective Date of Plan. The Plan shall be effective as of February 2 1994, the date it was adopted by the Board, The Plan has been adopted by the Board subject to shareholder approval, and prior to shareholder approval shares of Common Stock may be issued under the Plan subject to such approval.

20. Miscellaneous. The headings to paragraphs in the Plan have been included for convenience of reference only. The masculine pronoun shall include the feminine and the singular the plural, whenever appropriate. Except as otherwise expressly indicated, all

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references to paragraphs in the Plan shall be to paragraphs of the Plan. The
Plan shall be interpreted and construed in accordance with the laws of the State of Minnesota.

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                              TRICORD SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                      PAYROLL DEDUCTION AUTHORIZATION FORM
                           AND SUBSCRIPTION AGREEMENT

                     Original Application
-------
                     Change in Payroll Deduction rate
-------
                     Change of Beneficiary (ies)
-------

1.       ________________________________ hereby elects to participate in the
         Tricord Systems, Inc. Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock (the "Shares") in accordance with this Agreement and the Plan.

2. I hereby authorize payroll deductions, beginning ____________, 20__, from each paycheck in the amount of ______% (rounded to the nearest whole dollar) of my base pay as of any Offering Date in accordance with the Plan

3. I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of each 12-month offering period under the Plan unless I withdraw from the Plan by giving written notice to the Company.

4. Shares purchased for me under the Plan should be issued in the name(s) of:


         -------------------------------------------------------------------
                                     (name)

         -------------------------------------------------------------------
                                     (name)

         -------------------------------------------------------------------
                                    (address)


         -------------------------------------------------------------------
                               (city, state, zip)

         -------------------------------------------------------------------
                            (social security number)


5. I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the first day of the offering period during which I purchased such Shares, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Shares at the time such Shares were delivered to me over the option price paid for the

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         Shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the Shares at the time of such disposition over the amount paid for the Shares under the option, or (b) the excess of the fair market value of the Shares ever the option price, measured as if the option had been exercised on the first day of the offering period during which I purchased such shares. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates.

6. I have read the current prospectus for the Tricord Systems, Inc. Employee Stock Purchase Plan.

7. In the event of my death, I hereby designate the following as my beneficiary (ies) to receive all payments and Shares due me under the
         Plan:

Name (Please Print)
                     ----------------------------------------------------------
                     First                Middle                        Last
Relationship
                     ----------------------------------------------------------
Address
                     ----------------------------------------------------------

                     ----------------------------------------------------------

                     ----------------------------------------------------------

Name (Please Print)
                     ----------------------------------------------------------
                     First                Middle                        Last
Relationship
                     ----------------------------------------------------------
Address
                     ----------------------------------------------------------

                     ----------------------------------------------------------

                     ----------------------------------------------------------

-----------------    -----------------------------------------------------------
Date                                      Signature of Employee


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